UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 29, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-118975-05 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12, which was made on September 12, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 12, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 16, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Administrator:
Tim Cutsinger 312.904.6342
tim.cutsinger@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Page 2-4
Page 5-7

Page 13-14
Page 15-17
Page 18-26
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Historical REO Report
Defeased Loans

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPCIBC12
JPCIBC12_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Jul-05
12-Aug-05
14-Sep-37
Rating Information
Page 34-35
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Chase Bank/Banc of America Securities LLC/CIBC World Markets Corp.
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: J.E. Robert Company, Inc
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.549432%
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722865.1
990.152543965
10.830472407
0.000000000
979.322071558
3.718022786
Fixed
0.00
0.00
0.000000000
4.5060000000%
0.000000000
46625YQM8
A-1
72,501,000.00
785,220.08
0.00
71,001,829.51
269,560.37
71,787,049.59
1000.000000000
0.000000000
0.000000000
1000.000000000
3.949166662
Fixed
0.00
0.00
0.000000000
4.7390000000%
0.000000000
46625YQN6
A-2
171,215,000.00
0.00
0.00
171,215,000.00
676,156.57
171,215,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.020000000
Fixed
0.00
0.00
0.000000000
4.8240000000%
0.000000000
46625YQP1
A-3A1
163,601,000.00
0.00
0.00
163,601,000.00
657,676.02
163,601,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106666667
Fixed
0.00
0.00
0.000000000
4.9280000000%
0.000000000
46625YSC8
A-3A2
122,934,000.00
0.00
0.00
122,934,000.00
504,848.96
122,934,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.592389450
5.3387595875%
0.00
0.00
0.000000000
5.5108673381%
0.000000000
46625YQQ9
A-3B
200,000,000.00
0.00
0.00
200,000,000.00
918,477.89
200,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079166672
Fixed
0.00
0.00
0.000000000
4.8950000000%
0.000000000
46625YQR7
A-4
649,324,000.00
0.00
0.00
649,324,000.00
2,648,700.82
649,324,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333333
Fixed
0.00
0.00
0.000000000
4.8460000000%
0.000000000
46625YQS5
A-SB
137,352,000.00
0.00
0.00
137,352,000.00
554,673.16
137,352,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.123333349
4.9480000000%
0.00
0.00
0.000000000
4.9480000000%
0.000000000
46625YQT3
A-M
216,704,000.00
0.00
0.00
216,704,000.00
893,542.83
216,704,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.155833308
4.9870000000%
0.00
0.00
0.000000000
4.9870000000%
0.000000000
46625YQV8
A-J
162,527,000.00
0.00
0.00
162,527,000.00
675,435.12
162,527,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.325722757
5.0187595875%
0.00
0.00
0.000000000
5.1908673381%
0.000000000
46625YQX4
B
43,341,000.00
0.00
0.00
43,341,000.00
187,481.15
43,341,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350723025
5.0487595875%
0.00
0.00
0.000000000
5.2208673381%
0.000000000
46625YQY2
C
18,962,000.00
0.00
0.00
18,962,000.00
82,498.41
18,962,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.424889402
5.1377595875%
0.00
0.00
0.000000000
5.3098673381%
0.000000000
46625YQZ9
D
32,505,000.00
0.00
0.00
32,505,000.00
143,831.03
32,505,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.506556040
5.2357595875%
0.00
0.00
0.000000000
5.4078673381%
0.000000000
46625YRB1/U48138XX1
E
27,088,000.00
0.00
0.00
27,088,000.00
122,073.59
27,088,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.592389253
5.3387595875%
0.00
0.00
0.000000000
5.5108673381%
0.000000000
46625YRC9/U48138XY9
F
24,380,000.00
0.00
0.00
24,380,000.00
111,962.45
24,380,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.592389351
5.3387595875%
0.00
0.00
0.000000000
5.5108673381%
0.000000000
46625YRD7/U48138XZ6
G
24,379,000.00
0.00
0.00
24,379,000.00
111,957.86
24,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.592389502
5.3387595875%
0.00
0.00
0.000000000
5.5108673381%
0.000000000
46625YRE5/U48138YA0
H
29,797,000.00
0.00
0.00
29,797,000.00
136,839.43
29,797,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500615
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRF2/U48138YB8
J
8,126,000.00
0.00
0.00
8,126,000.00
31,671.09
8,126,000.00
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.549432%
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722865.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500615
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRG0/U48138YC6
K
8,126,000.00
0.00
0.00
8,126,000.00
31,671.09
8,126,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897499692
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRH8/U48138YD4
L
8,127,000.00
0.00
0.00
8,127,000.00
31,674.98
8,127,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500462
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRJ4/U48138YE2
M
5,417,000.00
0.00
0.00
5,417,000.00
21,112.76
5,417,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897499692
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRK1/U48138YF9
N
8,127,000.00
0.00
0.00
8,127,000.00
31,674.98
8,127,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500462
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRL9/U48138YG7
P
5,417,000.00
0.00
0.00
5,417,000.00
21,112.76
5,417,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897499818
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRM7/U48138YH5
NR
27,088,830.00
0.00
0.00
27,088,830.00
105,578.71
27,088,830.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.786916600
5.5590000000%
0.00
0.00
0.000000000
5.7443000000%
0.000000000
9ABSW642
UHP
50,000,000.00
0.00
0.00
50,000,000.00
239,345.83
50,000,000.00
999.670541017
0.000000000
0.000000000
999.308193988
0.049475302
0.0534616491%
0.00
0.00
0.000000000
0.0593899260%
0.000000000
N
46625YRA3/U48138XW3
X-1
2,167,038,830.00
0.00
0.00
2,165,539,659.51
107,214.90
2,166,324,879.59
1000.000000000
0.000000000
0.000000000
1000.000000000
0.414830714
0.3546287755%
0.00
0.00
0.000000000
0.4977968592%
0.000000000
N
46625YQW6
X-2
2,100,087,000.00
0.00
0.00
2,100,087,000.00
871,180.59
2,100,087,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW603
LR
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW641
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,217,038,830.00
2,216,324,879.59
10,973,173.43
Total
2,215,539,659.51
785,220.08
0.00
10,187,953.35
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.549432%
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
Grantor Trust
Statement Date:
ABN AMRO Acct: 722865.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW643
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
8,271,584.24
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
10,237,261.57
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
10,189,861.65
)
(1,908.29
0.00
0.00
0.00
)
(1,908.29
588,988.80
196,231.28
785,220.08
0.00
0.00
0.00
0.00
0.00
0.00
785,220.08
10,975,081.73
10,973,173.43
2,216,324,880.10
197
785,220.08
0.00
0
0.00
0.00
0
0.00
0
2,215,539,660.02
197
0.00
0.00
196,231.28
1,965,677.33
196,231.28
1,965,677.33
47,399.93
0.00
0.00
12,191.33
59,591.25
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(47,399.93
10,187,953.35
Interest Not Advanced (
Current Period
)
0.00
1,965,677.33
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary Pooled Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
8,031,334.24
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,997,011.57
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
9,950,472.76
)
(1,865.24
0.00
0.00
0.00
)
(1,865.24
588,988.80
196,231.28
785,220.08
0.00
0.00
0.00
0.00
0.00
0.00
785,220.08
10,735,692.84
10,733,827.60
2,166,324,880.10
195
785,220.08
0.00
0
0.00
0.00
0
0.00
0
2,165,539,660.02
195
0.00
0.00
196,231.28
1,965,677.33
196,231.28
1,965,677.33
46,538.81
0.00
0.00
12,191.33
58,730.14
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(46,538.81
9,948,607.52
Interest Not Advanced (
Current Period
)
0.00
1,965,677.33
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary Universal Hotel Portfolio B Notes
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
240,250.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
240,250.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
239,388.89
)
(43.06
0.00
0.00
0.00
)
(43.06
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
239,388.89
239,345.83
50,000,000.00
2
0.00
0.00
0
0.00
0.00
0
0.00
0
50,000,000.00
2
0.00
0.00
0.00
0.00
0.00
0.00
861.11
0.00
0.00
0.00
861.11
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(861.11
239,345.83
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
269,560.37
269,560.37
269,560.37
0.00
30.00%
30.02%
30/360
4.506000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
676,156.57
676,156.57
676,156.57
0.00
30.00%
30.02%
30/360
4.739000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A1
30
657,676.02
657,676.02
657,676.02
0.00
30.00%
30.02%
30/360
4.824000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A2
30
504,848.96
504,848.96
504,848.96
0.00
30.00%
30.02%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3B
30
918,477.89
918,477.89
918,477.89
0.00
30.00%
30.02%
30/360
5.510867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,648,700.82
2,648,700.82
2,648,700.82
0.00
30.00%
30.02%
30/360
4.895000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
554,673.16
554,673.16
554,673.16
0.00
30.00%
30.02%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
893,542.83
893,542.83
893,542.83
0.00
20.00%
20.01%
30/360
4.948000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
675,435.12
675,435.12
675,435.12
0.00
12.50%
12.51%
30/360
4.987000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
187,481.15
187,481.15
187,481.15
0.00
10.50%
10.51%
30/360
5.190867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
82,498.41
82,498.41
82,498.41
0.00
9.63%
9.63%
30/360
5.220867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
143,831.03
143,831.03
143,831.03
0.00
8.13%
8.13%
30/360
5.309867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
122,073.59
122,073.59
122,073.59
0.00
6.88%
6.88%
30/360
5.407867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
111,962.45
111,962.45
111,962.45
0.00
5.75%
5.75%
30/360
5.510867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
111,957.86
111,957.86
111,957.86
0.00
4.63%
4.63%
30/360
5.510867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
136,839.43
136,839.43
136,839.43
0.00
3.25%
3.25%
30/360
5.510867338%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
31,671.09
31,671.09
31,671.09
0.00
2.88%
2.88%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
31,671.09
31,671.09
31,671.09
0.00
2.50%
2.50%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,674.98
31,674.98
31,674.98
0.00
2.13%
2.13%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
21,112.76
21,112.76
21,112.76
0.00
1.88%
1.88%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,674.98
31,674.98
31,674.98
0.00
1.50%
1.50%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
21,112.76
21,112.76
21,112.76
0.00
1.25%
1.25%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
105,578.71
105,578.71
105,578.71
0.00
0.00%
0.00%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
UHP
30
239,345.83
239,345.83
239,345.83
0.00
NA
NA
30/360
5.744300000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
107,214.90
107,214.90
107,214.90
0.00
NA
NA
30/360
0.059389926%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
871,180.59
871,180.59
871,180.59
0.00
NA
NA
30/360
0.497796859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
10,187,953.35
10,187,953.35
10,187,953.35
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pooled Mortgage Loans
ABN AMRO Acct: 722865.1
1.54%
0.57%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
3
12,438,318.24
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Pooled Mortgage Loans
Amort
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
12-Sep-05
195
100.00%
2,165,539,660
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
270
5.54%
5.51%
0
0
0
0
12-Aug-05
195
100.00%
2,166,324,880
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
108
270
5.54%
5.51%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Aug-05
200,531.25
200,531.25
0.00
A
5
1-Aug-05
206,150.00
206,150.00
0.00
A
6
1-Aug-05
122,019.44
122,019.44
0.00
A
12
1-Aug-05
107,356.44
107,356.44
0.00
A
13
1-Aug-05
121,511.25
121,511.25
0.00
A
17
1-Aug-05
103,032.98
103,032.98
0.00
A
18
1-Aug-05
88,350.00
88,350.00
0.00
A
23
1-Aug-05
101,284.09
101,284.09
0.00
A
45
1-Aug-05
76,710.01
76,710.01
0.00
A
62
1-Aug-05
51,544.73
51,544.73
0.00
A
65
1-Aug-05
48,213.61
48,213.61
0.00
A
70
1-Aug-05
47,555.72
47,555.72
0.00
A
75
1-Aug-05
47,927.29
47,927.29
0.00
A
79
1-Aug-05
43,775.44
43,775.44
0.00
A
86
1-Aug-05
39,934.89
39,934.89
0.00
A
88
1-Aug-05
62,365.29
62,365.29
0.00
A
89
1-Aug-05
41,976.42
41,976.42
0.00
A
93
1-Aug-05
37,772.07
37,772.07
0.00
A
97
1-Aug-05
39,403.66
39,403.66
0.00
A
99
1-Aug-05
28,433.89
28,433.89
0.00
A
100
1-Aug-05
33,392.70
33,392.70
0.00
A
106
1-Aug-05
38,885.43
38,885.43
0.00
A
109
1-Aug-05
30,128.71
30,128.71
0.00
A
115
1-Aug-05
24,691.50
24,691.50
0.00
A
116
1-Aug-05
29,921.74
29,921.74
0.00
A
119
1-Aug-05
28,352.41
28,352.41
0.00
A
124
1-Aug-05
28,460.57
28,460.57
0.00
A
127
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Aug-05
24,654.30
24,654.30
0.00
A
131
1-Jul-05
28,205.32
28,205.32
0.00
1
136
1-Jul-05
26,097.88
26,097.88
0.00
1
137
1-Aug-05
20,809.61
20,809.61
0.00
A
140
1-Aug-05
18,734.33
18,734.33
0.00
A
142
1-Aug-05
23,859.46
23,859.46
0.00
A
145
1-Aug-05
21,852.99
21,852.99
0.00
A
150
1-Jul-05
19,834.60
19,834.60
0.00
1
151
1-Aug-05
18,954.68
18,954.68
0.00
A
157
1-Aug-05
18,133.83
18,133.83
0.00
A
163
1-Aug-05
18,832.56
18,832.56
0.00
A
164
1-Aug-05
16,366.16
16,366.16
0.00
A
165
1-Aug-05
13,979.70
13,979.70
0.00
A
180
1-Aug-05
14,657.93
14,657.93
0.00
A
183
1-Aug-05
13,134.70
13,134.70
0.00
A
186
1-Aug-05
10,381.56
10,381.56
0.00
A
187
1-Aug-05
12,905.70
12,905.70
0.00
A
189
1-Aug-05
10,831.74
10,831.74
0.00
A
190
2,161,908.61
2,161,908.61
Total
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
12-Aug-05
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
6
9,221,067
0.43
119
5.55
0.00
%
1,000,000 to
2,000,000
%
25
64,643,264
2.99
119
5.44
0.00
%
2,000,000 to
3,000,000
%
21
71,681,765
3.31
119
5.46
0.00
%
3,000,000 to
4,000,000
%
18
82,866,009
3.83
110
5.60
0.00
%
4,000,000 to
5,000,000
%
45
306,412,330
14.15
115
5.45
0.00
%
5,000,000 to 10,000,000
%
38
482,626,495
22.29
107
5.30
0.00
%
10,000,000 to 15,000,000
%
20
357,748,693
16.52
100
5.40
0.00
%
15,000,000 to 20,000,000
%
9
200,541,173
9.26
93
5.39
0.00
%
20,000,000 to 25,000,000
%
5
139,260,883
6.43
129
5.26
0.00
%
25,000,000 to 30,000,000
%
2
67,550,000
3.12
117
5.44
0.00
%
30,000,000 to 40,000,000
%
3
132,987,981
6.14
104
5.36
0.00
%
40,000,000 to 50,000,000
%
0
0
0.00
0
0.00
0.00
%
50,000,000 to 60,000,000
%
1
70,000,000
3.23
118
5.02
0.00
%
60,000,000 to 70,000,000
%
1
80,000,000
3.69
57
6.10
0.00
%
70,000,000 to 80,000,000
%
0
0
0.00
0
0.00
0.00
%
80,000,000 to 90,000,000
%
1
100,000,000
4.62
118
4.73
0.00
%
90,000,000 to 100,000,000
%
0
0
0.00
0
0.00
0.00
%
100,000,000 to 110,000,000
%
0
0
0.00
0
0.00
0.00
%
110,000,000 to 120,000,000
%
0
0
0.00
0
0.00
0.00
%
120,000,000 to 130,000,000
%
0
0
0.00
0
0.00
0.00
%
130,000,000 &
Above
%
100,000,000
1,195,509
2,165,539,660
195
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
11,105,332
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.500%
%
to
4.650%
1
100,000,000
4.62
118
4.73
0.00
%
4.651%
%
to
4.801%
4
65,797,700
3.04
88
4.91
0.00
%
4.801%
%
to
4.950%
10
181,076,656
8.36
118
5.04
0.00
%
4.951%
%
to
5.101%
58
739,912,712
34.17
99
5.17
0.00
%
5.101%
%
to
5.250%
37
289,212,845
13.36
107
5.32
0.00
%
5.251%
%
to
5.401%
28
226,555,117
10.46
115
5.49
0.00
%
5.401%
%
to
5.550%
23
229,990,840
10.62
125
5.62
0.00
%
5.551%
%
to
5.701%
16
93,135,242
4.30
119
5.78
0.00
%
5.701%
%
to
5.850%
9
83,373,328
3.85
113
5.93
0.00
%
5.851%
%
to
6.001%
4
89,696,350
4.14
62
6.09
0.00
%
6.001%
%
to
6.150%
0
0
0.00
0
0.00
0.00
%
6.151%
%
to
6.300%
3
28,856,804
1.33
115
6.36
0.00
%
6.301%
%
to
6.450%
1
16,946,751
0.78
116
6.46
0.00
%
6.451%
%
to
6.600%
1
20,985,316
0.97
119
6.62
0.00
%
6.601%
%
&
Above
195
2,165,539,660
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.725%
6.620%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
2
37,932,067
1.75
118
6.55
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
1
5,651,547
0.26
236
5.75
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
236
116
3
43,583,614
Minimum Remaining Term
Maximum Remaining Term
2.01
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
11
174,194,596
8.04
57
5.73
0.00
%
%
37
to
60
171
1,824,018,280
84.23
107
5.28
0.00
%
%
61
to
120
7
104,516,065
4.83
163
5.72
0.00
%
%
121
to
180
3
19,227,105
0.89
237
5.50
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
239
53
192
2,121,956,046
Minimum Remaining Term
Maximum Remaining Term
%
97.99

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
12-Aug-05
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.001 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 & Above
195
2,165,539,660
100.00
107
5.37
0.00
%
%
Unknown
0.000
0.000
195
2,165,539,660
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
50
539,438,089
24.91
120
5.37
0.00
%
%
1.001 1.250
95
991,696,362
45.79
106
5.50
0.00
%
%
1.251 1.500
30
366,507,654
16.92
92
5.24
0.00
%
%
1.501 1.750
13
86,078,032
3.97
101
5.32
0.00
%
%
1.751 2.000
3
12,569,523
0.58
116
5.17
0.00
%
%
2.001 2.250
1
10,000,000
0.46
81
5.17
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
1
45,000,000
2.08
81
5.20
0.00
%
%
2.751 3.000
1
14,250,000
0.66
118
4.97
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
1
100,000,000
4.62
118
4.73
0.00
%
%
3.501 & Above
3.610
1.100
195
2,165,539,660 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
26
353,377,957
16.32
106
5.20
0.00
%
%
Virginia
15
202,797,788
9.36
94
5.23
0.00
%
%
Texas
19
176,144,335
8.13
109
5.53
0.00
%
%
New York
11
163,919,620
7.57
83
5.95
0.00
%
%
CMBS Certificate
5
114,437,574
5.28
116
4.80
0.00
%
%
Florida
13
109,308,556
5.05
119
5.61
0.00
%
%
Ohio
8
102,126,261
4.72
119
5.52
0.00
%
%
New Jersey
7
90,268,304
4.17
116
5.44
0.00
%
%
Maryland
6
84,216,592
3.89
113
5.29
0.00
%
%
Illinois
6
81,487,023
3.76
96
5.28
0.00
%
%
Georgia
4
80,037,981
3.70
81
5.30
0.00
%
%
Pennsylvania
9
76,183,808
3.52
117
5.20
0.00
%
%
Louisiana
5
53,070,726
2.45
117
5.28
0.00
%
%
Arizona
5
50,594,854
2.34
111
5.24
0.00
%
%
Michigan
4
36,279,598
1.68
167
5.28
0.00
%
%
North Carolina
6
34,877,360
1.61
120
5.52
0.00
%
%
Tennessee
2
31,004,751
1.43
92
5.62
0.00
%
%
Nevada
3
30,933,954
1.43
116
5.28
0.00
%
%
Washington
4
25,996,896
1.20
81
5.14
0.00
%
%
Oklahoma
2
22,436,967
1.04
116
5.18
0.00
%
%
Utah
2
21,566,278
1.00
115
6.13
0.00
%
%
Undefined
2
21,000,000
0.97
118
5.22
0.00
%
%
Kentucky
6
20,982,695
0.97
113
5.28
0.00
%
%
Delaware
2
20,111,204
0.93
167
5.85
0.00
%
%
District of Columbia
1
20,000,000
0.92
117
5.20
0.00
%
%
Colorado
3
18,518,429
0.86
113
5.49
0.00
%
%
Connecticut
2
17,750,000
0.82
104
5.52
0.00
%
%
Indiana
2
15,726,286
0.73
102
5.21
0.00
%
%
Iowa
3
14,383,173
0.66
112
5.32
0.00
%
%
Alabama
1
14,000,000
0.65
118
5.25
0.00
%
%
South Carolina
2
13,860,000
0.64
117
5.32
0.00
%
%
Mississippi
1
13,400,000
0.62
58
5.21
0.00
%
%
Wisconsin
1
8,050,000
0.37
70
5.10
0.00
%
%
Kansas
1
5,579,434
0.26
116
5.81
0.00
%
%
Oregon
2
5,135,822
0.24
118
5.44
0.00
%
%
Missouri
1
5,000,000
0.23
115
5.24
0.00
%
%
Rhode Island
1
4,777,978
0.22
115
5.94
0.00
%
%
Minnesota
1
3,185,344
0.15
116
5.71
0.00
%
%
Idaho
1
3,012,114
0.14
117
5.67
0.00
%
%
100.00
2,165,539,660
195
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
12-Aug-05
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
77
978,798,816
45.20
108
5.34
0.00
%
%
Office
45
578,499,056
26.71
100
5.46
0.00
%
%
Multifamily
38
305,269,998
14.10
109
5.36
0.00
%
%
Lodging
3
124,941,555
5.77
117
5.03
0.00
%
%
Industrial
11
78,042,407
3.60
116
5.36
0.00
%
%
Mixed use
13
73,687,252
3.40
114
5.55
0.00
%
%
Self storage
8
26,300,576
1.21
129
5.32
0.00
%
%
2,165,539,660
195
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
99
685,431,020
31.65
118
5.49
0.00
%
%
Full Amortizing
3
43,583,614
2.01
133
6.44
0.00
%
%
IO Maturity Balloon
93
1,436,525,026
66.34
101
5.27
0.00
%
%
2,165,539,660
195
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
193
2,136,803,423
98.67
107
0.00
%
%
5.35
0
to
12
2
28,736,237
1.33
114
0.00
%
%
6.33
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
195
2,165,539,660
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
11
174,194,596
8.04
57
5.73
0.00
%
%
2010
14
207,180,000
9.57
70
5.12
0.00
%
%
2011
12
175,386,903
8.10
79
5.42
0.00
%
%
2012
5
95,655,974
4.42
92
5.29
0.00
%
%
2013
5
32,676,864
1.51
107
5.64
0.00
%
%
2014
137
1,351,050,606
62.39
117
5.32
0.00
%
%
2015
11
129,394,717
5.98
177
5.69
0.00
%
%
2016 & Greater
100.00
2,165,539,660
195
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
4.73%
1-Jul-15
JPCBC12A
Lodging
0.00
100,000,000
406,875
1
NY
6.10%
1-Jun-10
JPCBC12A
Office
0.00
80,000,000
420,222
2
CA
5.02%
1-Jul-15
JPCBC12A
Retail
0.00
70,000,000
302,594
3
GA
5.27%
1-May-13
JPCBC12A
Office
0.00
45,237,981
205,215
4
VA
5.20%
1-Jun-12
JPCBC12A
Office
0.00
45,000,000
201,306
A
5
OH
5.62%
1-Jul-17
JPCBC12A
Retail
0.00
42,750,000
206,886
A
6
NJ
5.59%
1-Jun-15
JPCBC12A
Retail
0.00
36,750,000
176,995
7
CA
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
30,800,000
139,242
8
LA
5.18%
1-Jun-15
JPCBC12A
Retail
0.00
29,860,883
178,538
9
PA
5.10%
1-Jul-15
JPCBC12A
Retail
0.00
29,600,000
129,993
10
MD
5.66%
1-Jul-20
JPCBC12A
Office
0.00
28,200,000
137,444
11
TX
5.47%
1-Jun-15
JPCBC12A
Multifamily
0.00
26,000,000
122,467
A
12
CA
4.89%
1-Apr-15
JPCBC12A
Office
0.00
25,600,000
107,797
A
13
AZ
5.14%
1-Jul-15
JPCBC12A
Retail
0.00
25,000,000
110,653
14
VA
5.25%
1-Jul-15
JPCBC12A
Industrial
0.00
24,000,000
108,500
15
TX
5.83%
1-Jan-12
JPCBC12A
Retail
0.00
22,361,089
131,861
16
FL
5.12%
1-Jun-15
JPCBC12A
Retail
0.00
22,327,068
121,896
A
17
TN
5.47%
1-Jul-12
JPCBC12A
Multifamily
0.00
22,240,000
104,757
A
18
IL
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
21,290,000
93,548
19
CA
4.92%
1-Apr-10
JPCBC12A
Retail
0.00
21,197,700
113,410
20
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
21,140,000
92,889
21
NY
6.62%
1-Aug-15
JPCBC12A
Retail
0.00
20,985,316
134,396
22
DC
5.20%
1-Jun-15
JPCBC12A
Office
0.00
20,000,000
89,556
A
23
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.30%
1-Jul-15
JPCBC12A
Retail
0.00
20,000,000
91,278
24
GA
5.25%
1-Nov-11
JPCBC12A
Multifamily
0.00
20,000,000
90,417
25
VA
5.11%
1-May-15
JPCBC12A
Office
0.00
19,800,000
87,126
26
VA
5.47%
1-Jun-10
JPCBC12A
Office
0.00
19,000,000
89,495
27
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
18,920,000
83,134
28
CA
5.04%
1-Jul-15
JPCBC12A
Retail
0.00
18,500,000
80,290
29
TX
5.87%
1-Jan-12
JPCBC12A
Retail
0.00
18,068,881
107,011
30
VA
5.00%
1-Jul-15
JPCBC12A
Retail
0.00
18,000,000
77,500
31
FL
5.62%
1-Jul-15
JPCBC12A
Mixed use
0.00
18,000,000
87,110
32
TX
5.22%
1-May-13
JPCBC12A
Office
0.00
17,659,524
79,349
33
DE
5.94%
1-Apr-20
JPCBC12A
Multifamily
0.00
17,419,710
104,247
34
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
17,440,000
76,631
35
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
17,210,000
75,621
36
IL
5.39%
1-Jul-15
JPCBC12A
Office
0.00
16,967,023
95,354
37
FL
6.46%
1-May-15
JPCBC12A
Retail
0.00
16,946,751
107,005
38
UT
6.38%
1-Mar-15
JPCBC12A
Lodging
0.00
16,176,804
108,840
39
WA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
16,160,000
71,007
40
CA
5.33%
1-Jun-15
JPCBC12A
Retail
0.00
16,000,000
73,436
41
VA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
15,480,000
68,019
42
VI
5.22%
1-Jul-15
JPCBC12A
Retail
0.00
15,000,000
67,425
43
NY
5.17%
1-Jun-15
JPCBC12A
Retail
0.00
14,951,693
82,089
44
MI
5.43%
1-Jun-25
JPCBC12A
Retail
0.00
14,840,300
102,181
A
45
CA
5.35%
1-Jul-15
JPCBC12A
Office
0.00
14,863,162
87,020
46
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.39%
1-Apr-15
JPCBC12A
Multifamily
0.00
14,800,000
68,693
47
OK
5.24%
1-May-15
JPCBC12A
Office
0.00
14,748,872
66,550
48
VA
4.95%
1-Mar-12
JPCBC12A
Multifamily
0.00
14,500,000
61,806
49
MI
4.97%
1-Jul-15
JPCBC12A
Retail
0.00
14,250,000
60,986
50
IL
5.44%
1-May-15
JPCBC12A
Retail
0.00
14,250,000
66,753
51
AZ
5.27%
1-May-13
JPCBC12A
Office
0.00
14,170,000
64,280
52
IL
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
14,160,000
62,219
53
PA
5.16%
1-Jun-15
JPCBC12A
Multifamily
0.00
14,000,000
62,207
54
AL
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
14,000,000
63,292
55
NJ
5.24%
1-Aug-15
JPCBC12A
Industrial
0.00
13,935,999
76,946
56
CA
5.58%
1-May-15
JPCBC12A
Retail
0.00
13,746,514
79,049
57
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
13,740,000
60,373
58
NJ
5.22%
1-Jul-15
JPCBC12A
Retail
0.00
13,400,000
60,233
59
MS
5.21%
1-Jul-10
JPCBC12A
Multifamily
0.00
13,400,000
60,118
60
TX
5.21%
1-May-15
JPCBC12A
Office
0.00
13,254,334
59,464
61
NC
5.68%
1-Apr-15
JPCBC12A
Multifamily
0.00
13,220,365
76,938
A
62
NY
5.98%
1-Apr-10
JPCBC12A
Retail
0.00
13,100,000
67,458
63
NJ
5.51%
1-Jun-15
JPCBC12A
Office
0.00
12,200,000
57,886
64
TX
5.11%
1-Aug-15
JPCBC12A
Retail
0.00
11,760,000
51,747
A
65
CA
5.11%
1-May-15
JPCBC12A
Office
0.00
11,500,000
50,603
66
PA
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
11,476,920
63,503
67
TX
5.25%
1-Jun-15
JPCBC12A
Multifamily
0.00
11,340,000
51,266
68
OH
5.29%
1-Jan-12
JPCBC12A
Retail
0.00
11,101,336
62,125
69
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.11%
1-Jun-15
JPCBC12A
Multifamily
0.00
11,000,000
48,403
A
70
CA
5.73%
1-Aug-15
JPCBC12A
Retail
0.00
10,905,298
63,558
71
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
10,910,000
47,938
72
VA
5.56%
1-Jun-12
JPCBC12A
Office
0.00
10,900,000
52,187
73
VA
5.53%
1-Mar-12
JPCBC12A
Office
0.00
10,735,341
61,525
74
LA
5.23%
1-Jul-15
JPCBC12A
Multifamily
0.00
10,600,000
47,738
A
75
SC
5.32%
1-Jun-15
JPCBC12A
Retail
0.00
10,560,000
48,377
76
GA
5.38%
1-Aug-10
JPCBC12A
Office
0.00
10,500,000
48,644
77
FL
5.15%
1-Jun-15
JPCBC12A
Retail
0.00
10,366,360
56,787
78
OH
5.45%
1-Apr-15
JPCBC12A
Office
0.00
10,250,000
48,104
A
79
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
10,190,000
44,775
80
IL
5.17%
1-Jun-12
JPCBC12A
Industrial
0.00
10,000,000
44,519
81
NY
5.54%
1-Jul-15
JPCBC12A
Mixed use
0.00
9,972,049
61,648
82
IN
5.17%
1-May-13
JPCBC12A
Office
0.00
9,638,469
42,893
83
NJ
5.38%
1-Jul-15
JPCBC12A
Office
0.00
9,082,304
50,986
84
CA
5.55%
1-Jun-15
JPCBC12A
Retail
0.00
9,000,000
43,013
85
CT
5.70%
1-May-13
JPCBC12A
Retail
0.00
8,950,000
43,930
A
86
FL
5.33%
1-Jun-15
JPCBC12A
Office
0.00
8,847,409
49,449
87
CT
5.34%
1-May-15
JPCBC12A
Mixed use
0.00
8,800,000
40,465
A
88
TN
6.00%
1-Jul-15
JPCBC12A
Lodging
0.00
8,764,751
63,046
A
89
CO
5.79%
1-Oct-14
JPCBC12A
Office
0.00
8,385,258
49,234
90
WI
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
8,050,000
35,372
91
FL
6.34%
1-Jun-15
JPCBC12A
Mixed use
0.00
7,830,000
42,747
92
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.05%
1-Aug-15
JPCBC12A
Mixed use
0.00
7,791,808
42,111
A
93
NY
5.58%
1-Jun-15
JPCBC12A
Office
0.00
7,777,073
44,680
94
OH
5.55%
1-Mar-14
JPCBC12A
Multifamily
0.00
7,750,921
45,103
95
OK
5.06%
1-May-15
JPCBC12A
Office
0.00
7,688,095
33,499
96
NC
5.27%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,886,219
38,188
A
97
WA
5.12%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,640,000
29,275
98
NC
5.44%
1-Jul-15
JPCBC12A
Retail
0.00
6,481,488
39,683
A
99
VA
5.10%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,500,000
28,546
A
100
CA
5.87%
1-Nov-14
JPCBC12A
Industrial
0.00
6,482,124
38,429
101
CA
5.74%
1-May-15
JPCBC12A
Retail
0.00
6,401,011
37,454
102
TX
5.84%
1-Jun-20
JPCBC12A
Retail
0.00
6,182,830
36,537
103
PA
5.27%
1-Jun-15
JPCBC12A
Retail
0.00
6,171,688
37,227
104
CO
5.25%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,150,000
27,803
105
IN
5.27%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,087,817
33,760
A
106
VA
5.06%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,000,000
26,143
107
VI
5.22%
1-Aug-15
JPCBC12A
Retail
0.00
6,000,000
26,970
108
IA
5.43%
1-Jul-15
JPCBC12A
Multifamily
0.00
5,978,082
38,989
A
109
IA
5.14%
1-May-14
JPCBC12A
Office
0.00
5,920,000
26,197
110
TX
5.91%
1-May-15
JPCBC12A
Office
0.00
5,801,323
41,608
111
TX
5.75%
1-May-25
JPCBC12A
Retail
0.00
5,651,547
40,019
112
KS
5.81%
1-May-15
JPCBC12A
Retail
0.00
5,579,434
32,894
113
VA
5.60%
1-May-15
JPCBC12A
Office
0.00
5,500,000
26,522
114
UT
5.37%
1-Jul-15
JPCBC12A
Office
0.00
5,389,473
30,222
A
115
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.33%
1-Jul-15
JPCBC12A
Retail
0.00
5,400,000
24,785
A
116
5.33%
1-Jun-12
JPCBC12A
Multifamily
0.00
5,300,000
24,326
117
KY
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
5,269,304
29,029
118
LA
5.51%
1-May-15
JPCBC12A
Retail
0.00
5,259,202
30,012
A
119
CA
5.55%
1-Jun-15
JPCBC12A
Retail
0.00
5,240,000
25,043
120
TX
5.76%
1-Apr-15
JPCBC12A
Retail
0.00
5,224,911
30,671
121
TX
5.45%
1-Jun-15
JPCBC12A
Office
0.00
5,184,261
29,362
122
PA
5.53%
1-May-15
JPCBC12A
Retail
0.00
5,179,612
29,623
123
NV
5.32%
1-Jun-15
JPCBC12A
Multifamily
0.00
5,133,954
28,662
A
124
CA
5.31%
1-Jul-15
JPCBC12A
Office
0.00
5,089,912
28,352
125
MO
5.24%
1-Apr-15
JPCBC12A
Multifamily
0.00
5,000,000
22,561
126
NY
5.55%
1-Jun-15
JPCBC12A
Office
0.00
4,985,203
28,547
A
127
FL
5.12%
1-Jun-15
JPCBC12A
Industrial
0.00
4,983,721
27,209
128
TX
5.61%
1-May-10
JPCBC12A
Office
0.00
4,900,000
23,671
129
FL
6.34%
1-Jun-15
JPCBC12A
Office
0.00
4,850,000
26,478
130
IL
5.96%
1-Jun-20
JPCBC12A
Office
0.00
4,820,000
24,737
A
131
RI
5.94%
1-Apr-15
JPCBC12A
Office
0.00
4,777,978
28,594
132
KY
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
4,650,560
25,620
133
OH
6.01%
1-Apr-10
JPCBC12A
Office
0.00
4,600,000
23,806
134
FL
4.92%
1-Jul-15
JPCBC12A
Retail
0.00
4,500,000
19,065
135
CA
5.74%
1-Jun-15
JPCBC12A
Retail
0.00
4,481,065
28,283
1
136
TX
5.72%
1-Apr-15
JPCBC12A
Office
0.00
4,478,301
26,175
1
137
TX
5.62%
1-May-15
JPCBC12A
Multifamily
0.00
4,462,797
25,775
138
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.59%
1-Aug-15
JPCBC12A
Mixed use
0.00
4,445,902
25,518
139
GA
5.64%
1-Feb-10
JPCBC12A
Retail
0.00
4,300,000
20,884
A
140
MI
5.52%
1-Jul-15
JPCBC12A
Office
0.00
4,291,922
24,469
141
5.20%
1-Jul-15
JPCBC12A
Multifamily
0.00
4,200,000
18,807
A
142
CA
5.86%
1-Dec-14
JPCBC12A
Industrial
0.00
4,138,560
24,509
143
CO
5.22%
1-May-15
JPCBC12A
Multifamily
0.00
3,983,171
22,014
144
LA
5.49%
1-Mar-15
JPCBC12A
Multifamily
0.00
3,865,472
23,926
A
145
NY
5.50%
1-May-15
JPCBC12A
Multifamily
0.00
3,863,000
18,296
146
NC
5.31%
1-Jun-15
JPCBC12A
Multifamily
0.00
3,720,000
17,010
147
NY
5.56%
1-Jul-15
JPCBC12A
Retail
0.00
3,700,000
17,715
148
AZ
5.14%
1-Jul-15
JPCBC12A
Multifamily
0.00
3,500,000
15,491
149
LA
5.70%
1-Jun-15
JPCBC12A
Retail
0.00
3,485,169
21,913
A
150
AZ
5.51%
1-Mar-15
JPCBC12A
Multifamily
0.00
3,478,952
19,895
1
151
KY
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
3,472,950
19,133
152
OR
5.36%
1-Jul-15
JPCBC12A
Office
0.00
3,393,356
19,007
153
MD
5.20%
1-Jul-15
JPCBC12A
Office
0.00
3,384,783
22,816
154
NY
5.48%
1-Jun-15
JPCBC12A
Office
0.00
3,389,778
19,262
155
SC
5.31%
1-Jul-15
JPCBC12A
Multifamily
0.00
3,300,000
15,089
156
CA
5.70%
1-Jun-15
JPCBC12A
Industrial
0.00
3,290,562
19,153
A
157
FL
5.39%
1-Jun-15
JPCBC12A
Industrial
0.00
3,285,239
20,049
158
VA
5.60%
1-Jun-15
JPCBC12A
Mixed use
0.00
3,200,000
15,431
159
MN
5.71%
1-May-15
JPCBC12A
Multifamily
0.00
3,185,344
19,244
160
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
3,085,917
18,668
161
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.53%
1-Jun-20
JPCBC12A
Self storage
0.00
3,066,567
25,379
162
OH
6.01%
1-May-15
JPCBC12A
Retail
0.00
3,019,392
18,186
A
163
ID
5.67%
1-Jun-15
JPCBC12A
Office
0.00
3,012,114
18,885
A
164
CA
5.17%
1-Jul-15
JPCBC12A
Retail
0.00
2,993,862
16,418
A
165
CA
5.36%
1-Aug-15
JPCBC12A
Mixed use
0.00
2,997,076
16,771
166
TX
5.37%
1-Aug-15
JPCBC12A
Retail
0.00
2,997,083
16,790
167
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
2,886,826
17,464
168
MI
5.66%
1-Aug-15
JPCBC12A
Mixed use
0.00
2,897,376
16,758
169
CA
5.10%
1-Jun-15
JPCBC12A
Industrial
0.00
2,746,752
29,835
170
TX
5.49%
1-May-15
JPCBC12A
Office
0.00
2,725,807
18,901
171
NJ
5.33%
1-Jun-12
JPCBC12A
Multifamily
0.00
2,700,000
12,392
172
CA
5.68%
1-Aug-25
JPCBC12A
Industrial
0.00
2,694,357
18,849
173
TX
5.84%
1-Jun-15
JPCBC12A
Retail
0.00
2,691,646
15,911
174
DE
5.27%
1-Jun-15
JPCBC12A
Multifamily
0.00
2,691,494
14,943
175
OH
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
2,654,611
14,624
176
5.50%
1-Jun-15
JPCBC12A
Retail
0.00
2,642,069
15,046
177
KY
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
2,594,733
14,295
178
KY
5.21%
1-Jul-15
JPCBC12A
Self storage
0.00
2,514,895
13,855
179
NC
5.39%
1-Jun-15
JPCBC12A
Retail
0.00
2,492,331
14,023
A
180
IA
5.48%
1-Jun-15
JPCBC12A
Industrial
0.00
2,485,091
16,616
181
VA
5.10%
1-Jul-11
JPCBC12A
Mixed use
0.00
2,490,000
10,941
182
KY
5.82%
1-Jan-12
JPCBC12A
Multifamily
0.00
2,480,255
14,701
A
183
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
2,389,097
14,453
184
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
5.36%
1-Jul-15
JPCBC12A
Retail
0.00
2,295,506
12,858
185
FL
5.78%
1-Apr-15
JPCBC12A
Retail
0.00
2,239,296
13,173
A
186
NJ
5.50%
1-Jun-15
JPCBC12A
Multifamily
0.00
2,200,000
10,419
A
187
NC
6.15%
1-Jan-20
JPCBC12A
Self storage
0.00
2,076,957
13,724
188
FL
5.66%
1-Jun-15
JPCBC12A
Mixed use
0.00
2,066,145
12,941
A
189
OR
5.61%
1-Jun-15
JPCBC12A
Retail
0.00
1,742,466
10,862
A
190
VA
5.80%
1-Jul-25
JPCBC12A
Multifamily
0.00
1,692,447
11,984
191
WA
5.38%
1-Aug-10
JPCBC12A
Mixed use
0.00
1,658,390
9,301
192
WA
5.38%
1-Aug-10
JPCBC12A
Mixed use
0.00
1,538,506
8,628
193
PA
5.40%
1-Jun-15
JPCBC12A
Retail
0.00
1,393,749
8,514
194
NY
5.73%
1-May-15
JPCBC12A
Retail
0.00
1,195,509
6,988
195
5.58%
1-Jul-15
JPCBC12B
Lodging
0.00
25,000,000
120,125
197
5.58%
1-Jul-15
JPCBC12B
Lodging
0.00
25,000,000
120,125
198
2,215,539,660
11,034,673
0
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722865.1
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Defeased Loans
Statement Date:
Disclosure
Control #
08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YQM8
AAA
Aaa
NR
A-2
46625YQN6
AAA
Aaa
NR
A-3A1
46625YQP1
AAA
Aaa
NR
A-3A2
46625YSC8
AAA
Aaa
NR
A-3B
46625YQQ9
AAA
Aaa
NR
A-4
46625YQR7
AAA
Aaa
NR
A-SB
46625YQS5
AAA
Aaa
NR
A-M
46625YQT3
AAA
Aaa
NR
A-J
46625YQV8
AAA
Aaa
NR
B
46625YQX4
AA
Aa2
NR
C
46625YQY2
AA-
Aa3
NR
D
46625YQZ9
A
A2
NR
E
46625YRB1
A-
A3
NR
F
46625YRC9
BBB+
Baa1
NR
G
46625YRD7
BBB
Baa2
NR
H
46625YRE5
BBB-
Baa3
NR
J
46625YRF2
BB+
Ba1
NR
K
46625YRG0
BB
Ba2
NR
L
46625YRH8
BB-
Ba3
NR
M
46625YRJ4
B+
B1
NR
N
46625YRK1
B
B2
NR
P
46625YRL9
B-
B3
NR

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
12-Aug-05
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
NR
46625YRM7
NR
NR
NR
UHP
9ABSW642
NR
NR
NR
X-1
46625YRA3
AAA
Aaa
NR
X-2
46625YQW6
AAA
Aaa
NR
S
9ABSW643
NR
NR
NR

08-Sep-2005 - 15:38 (W603-W643) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.